UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number                     811-04494

The Gabelli Asset Fund
(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli Asset Fund
Third Quarter Report — September 30, 2012

Morningstar® rated The Gabelli Asset Fund Class AAA Shares 4 stars overall, 4 stars for the three and five year periods, and 5 stars for the ten year period ended September 30, 2012 among 1,524, 1,524, 1,328, and 832 Large Blend funds, respectively. Morningstar Rating™ is based on risk-adjusted returns.
To Our Shareholders,

For the quarter ended September 30, 2012, the net asset value (“NAV”) per Class AAA Share of The Gabelli Asset Fund increased 6.1% compared with an increase of 6.4% for the Standard & Poor’s (“S&P”) 500 Index. See below for additional performance information.

Enclosed is the schedule of investments as of September 30, 2012.
Comparative Results Average Annual Returns through September 30, 2012 (a) (Unaudited)
	Quarter	1 Year	5 Year	10 Year	Since Inception (3/3/86)
Class AAA (GABAX)	6.05%	25.45%	2.05%	10.24%	11.99%
S&P 500 Index	6.35	30.20	1.05	8.01	9.71(d)
Dow Jones Industrial Average	5.01	26.42	2.14	8.59	10.95(d)
Nasdaq Composite Index	6.54	30.71	3.95	11.19	8.46(d)
Class A (GATAX)	6.05	25.47	2.05	10.24	11.99
With sales charge (b)	(0.05)	18.25	0.85	9.59	11.73
Class C (GATCX)	5.87	24.56	1.30	9.52	11.72
With contingent deferred sales charge (c)	4.87	23.56	1.30	9.52	11.72
Class I (GABIX)	6.11	25.78	2.29	10.37	12.04

In the current prospectus dated April 27, 2012, the expense ratios for Class AAA, A, C, and I Shares are 1.37%, 1.37%, 2.12%, and 1.12%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, and C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Dow Jones Industrial Average and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested, except for the NASDAQ Composite Index. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)	The S&P 500 Index, Dow Jones Industrial Average, and Nasdaq Composite Index since inception performance results are as of February 28, 1986.

The Gabelli Asset Fund

Schedule of Investments — September 30, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 99.9%
	Aerospace — 1.7%
733,000	Exelis Inc.	$7,579,220
5,000	Lockheed Martin Corp.	466,900
8,000	Northrop Grumman Corp.	531,440
2,175,000	Rolls-Royce Holdings plc	29,607,853
141,000	The Boeing Co.	9,816,420

		48,001,833

	Agriculture — 0.7%
450,000	Archer-Daniels-Midland Co.	12,231,000
74,058	Monsanto Co.	6,740,759
9,000	Potash Corp of Saskatchewan Inc.	390,780
29,000	The Mosaic Co.	1,670,690

		21,033,229

	Airlines — 0.0%
140,000	AMR Corp.†	51,100

	Automotive — 0.7%
280,000	Fiat Industrial SpA	2,736,385
280,000	Ford Motor Co.	2,760,800
461,000	Navistar International Corp.†	9,722,490
100,000	PACCAR Inc.	4,002,500
3,400	Volkswagen AG	568,866

		19,791,041

	Automotive: Parts and Accessories — 3.5%
163,000	BorgWarner Inc.†	11,264,930
350,000	Brembo SpA	3,535,172
175,000	CLARCOR Inc.	7,810,250
409,000	Dana Holding Corp.	5,030,700
66,473	Federal-Mogul Corp.†	608,228
560,000	Genuine Parts Co.	34,176,800
410,000	Johnson Controls Inc.	11,234,000
158,000	Modine Manufacturing Co.†	1,166,040
142,000	O’Reilly Automotive Inc.†	11,874,040
217,000	Standard Motor Products Inc.	3,997,140
165,000	Superior Industries International Inc.	2,819,850
106,000	Tenneco Inc.†	2,968,000
38,000	The Pep Boys - Manny, Moe & Jack	386,840

		96,871,990

	Aviation: Parts and Services — 2.6%
1,085,000	BBA Aviation plc	3,460,325
474,000	Curtiss-Wright Corp.	15,499,800
580,000	GenCorp Inc.†	5,504,200
1,000	Heroux-Devtek Inc.†	13,468
115,000	Kaman Corp.	4,123,900
265,000	Precision Castparts Corp.	43,285,100
7,000	Woodward Inc.	237,860

		72,124,653

	Broadcasting — 1.7%
315,000	CBS Corp., Cl. A, Voting	11,469,150

Shares		Market Value

18,000	Cogeco Inc.	$657,125
13,334	Corus Entertainment Inc., Cl. B, Non-Voting, Toronto	310,191
26,666	Corus Entertainment Inc., Cl. B, OTC	615,985
106,000	Fisher Communications Inc.†	3,896,560
843	Granite Broadcasting Corp.†(a)	4
251,000	Liberty Media Corp. - Liberty Capital, Cl. A†	26,146,670
125,000	LIN TV Corp., Cl. A†	550,000
12,000	Naspers Ltd., Cl. N	742,477
390,000	Television Broadcasts Ltd.	2,881,978
65,000	Tokyo Broadcasting System Holdings Inc.	680,484

		47,950,624

	Building and Construction — 0.4%
372,000	Fortune Brands Home & Security Inc.†	10,047,720
33,960	Layne Christensen Co.†	665,956

		10,713,676

	Business Services — 2.0%
118,000	ACCO Brands Corp.†	765,820
38,000	Ascent Capital Group Inc., Cl. A†	2,052,380
21,000	Blucora Inc.†	374,010
240,000	Clear Channel Outdoor Holdings Inc., Cl. A	1,435,200
15,080	Contax Participacoes SA, Preference	141,409
187,000	Ecolab Inc.	12,119,470
15,000	Edenred	421,464
3,000	Equinix Inc.†	618,150
1,500	FleetCor Technologies Inc.†	67,200
79,000	Intermec Inc.†	490,590
60,000	Landauer Inc.	3,583,200
385,000	Live Nation Entertainment Inc.†	3,314,850
51,000	Macquarie Infrastructure Co. LLC	2,115,480
25,000	MasterCard Inc., Cl. A	11,287,000
5,000	Mohawk Industries Inc.†	400,100
58,000	Monster Worldwide Inc.†	425,140
1,400	MSC Industrial Direct Co. Inc., Cl. A	94,444
182,000	The Brink’s Co.	4,675,580
895,000	The Interpublic Group of Companies Inc.	9,952,400
17,500	Visa Inc., Cl. A	2,349,900

		56,683,787

	Cable and Satellite — 7.6%
373,000	AMC Networks Inc., Cl. A†	16,232,960
1,805,000	Cablevision Systems Corp., Cl. A	28,609,250
11,500	Charter Communications Inc., Cl. A†	863,305
184,000	Comcast Corp., Cl. A	6,581,680
322,000	Comcast Corp., Cl. A, Special	11,205,600
31,000	DigitalGlobe Inc.†	632,090
867,002	DIRECTV†	45,482,925
380,000	DISH Network Corp., Cl. A	11,631,800
117,000	EchoStar Corp., Cl. A†	3,353,220
190,000	Liberty Global Inc., Cl. A†	11,542,500
192,000	Liberty Global Inc., Cl. C†	10,832,640

See accompanying notes to schedule of investments.

The Gabelli Asset Fund

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Cable and Satellite (Continued)
935,000	Rogers Communications Inc., Cl. B, New York	$37,774,000
50,000	Rogers Communications Inc., Cl. B, Toronto	2,024,209
268,500	Scripps Networks Interactive Inc., Cl. A	16,440,255
140,000	Shaw Communications Inc., Cl. B, New York	2,870,000
120,000	Shaw Communications Inc., Cl. B, Toronto	2,455,905
59,000	Time Warner Cable Inc.	5,608,540

		214,140,879

	Closed-End Funds — 0.0%
79,920	Royce Value Trust Inc.	1,044,554

	Commercial Services — 0.0%
32,000	Garda World Security Corp., Cl. A†	388,323

	Communications Equipment — 0.3%
600,000	Corning Inc.	7,890,000

	Computer Hardware — 0.0%
4,000	Wincor Nixdorf AG	156,416

	Computer Software and Services — 1.2%
1	AOL Inc.†	35
240,000	Diebold Inc.	8,090,400
70,000	EarthLink Inc.	498,400
66,000	eBay Inc.†	3,195,060
72,000	Fidelity National Information Services Inc.	2,247,840
1,200	Google Inc., Cl. A†	905,400
165,000	Internap Network Services Corp.†	1,163,250
17,000	InterXion Holding NV†	386,240
95,000	NCR Corp.†	2,214,450
115,000	RealD Inc.†	1,028,100
101,000	Rockwell Automation Inc.	7,024,550
423,000	Yahoo! Inc.†	6,757,425

		33,511,150

	Consumer Products — 5.1%
35,000	Altria Group Inc.	1,168,650
70,000	Avery Dennison Corp.	2,227,400
95,000	Avon Products Inc.	1,515,250
30,000	Brunswick Corp.	678,900
11,000	Christian Dior SA	1,475,751
413,000	Church & Dwight Co. Inc.	22,297,870
299,563	Energizer Holdings Inc.	22,350,395
3,400	Givaudan SA	3,226,475
35,000	Harley-Davidson Inc.	1,482,950
25,000	Kimberly-Clark Corp.	2,144,500
18,000	Mattel Inc.	638,640
12,500	National Presto Industries Inc.	911,000
25,000	Philip Morris International Inc.	2,248,500
50,000	Reckitt Benckiser Group plc	2,878,390
125,000	Sally Beauty Holdings Inc.†	3,136,250
9,000	Svenska Cellulosa AB, Cl. A	167,702
50,000	Svenska Cellulosa AB, Cl. B	928,632

Shares		Market Value

1,080,000	Swedish Match AB	$43,668,250
10,000	Syratech Corp.†	505
3,000	The Estee Lauder Companies Inc., Cl. A	184,710
355,000	The Procter & Gamble Co.	24,622,800
81,000	Unilever plc, ADR	2,958,120
31,000	Wolverine World Wide Inc.	1,375,470

		142,287,110

	Consumer Services — 1.5%
27,000	Coinstar Inc.†	1,214,460
157,000	IAC/InterActiveCorp.	8,173,420
525,000	Liberty Interactive Corp., Cl. A†	9,712,500
27,500	Liberty Ventures, Cl. A†	1,365,100
889,000	Rollins Inc.	20,793,710
74,866	Tree.com Inc.†	1,173,150
33,000	Westway Group Inc.†	204,270

		42,636,610

	Diversified Industrial — 5.3%
11,000	Acuity Brands Inc.	696,190
10,000	Albany International Corp., Cl. A	219,700
5,000	Anixter International Inc.	287,300
350,000	Cooper Industries plc	26,271,000
428,000	Crane Co.	17,090,040
98,000	Gardner Denver Inc.	5,920,180
90,000	Greif Inc., Cl. A	3,976,200
274,000	Greif Inc., Cl. B	13,552,040
459,000	Honeywell International Inc.	27,425,250
25,000	Ingersoll-Rand plc	1,120,500
335,000	ITT Corp.	6,750,250
15,000	Jardine Matheson Holdings Ltd.	853,500
115,000	Jardine Strategic Holdings Ltd.	3,900,800
160,000	Katy Industries Inc.†	76,800
20,000	Magnetek Inc.†	225,200
240,000	Myers Industries Inc.	3,748,800
12,000	Nortek Inc.†	656,760
52,000	Pentair Inc.	2,314,520
100,000	Smiths Group plc	1,674,553
26,000	Sulzer AG	3,787,347
160,000	Textron Inc.	4,187,200
20,000	Toray Industries Inc.	118,401
120,000	Trinity Industries Inc.	3,596,400
325,000	Tyco International Ltd.	18,284,500
6,500	Waters Corp.†	541,645

		147,275,076

	Electronics — 0.8%
45,000	Chemring Group plc	235,802
17,000	Emerson Electric Co.	820,590
95,000	Intel Corp.	2,154,600
6,700	Kyocera Corp., ADR	579,483
220,000	LSI Corp.†	1,520,200
1,500	Mettler-Toledo International Inc.†	256,110

See accompanying notes to schedule of investments.

The Gabelli Asset Fund

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Electronics (Continued)
24,000	Molex Inc., Cl. A	$521,280
11,500	Samsung Electronics Co. Ltd., GDR(b)	6,923,000
50,000	TE Connectivity Ltd.	1,700,500
290,000	Texas Instruments Inc.	7,989,500

		22,701,065

	Energy and Utilities — 7.6%
11,000	Anadarko Petroleum Corp.	769,120
200,000	BP plc, ADR	8,472,000
27,000	CH Energy Group Inc.	1,760,670
284,000	Chevron Corp.	33,103,040
311,000	ConocoPhillips	17,782,980
256,000	CONSOL Energy Inc.	7,692,800
122,000	Devon Energy Corp.	7,381,000
10,000	Diamond Offshore Drilling Inc.	658,100
20,000	Duke Energy Corp.	1,296,000
20,000	Edison International	913,800
232,000	El Paso Electric Co.	7,946,000
92,500	EOG Resources Inc.	10,364,625
310,000	Exxon Mobil Corp.	28,349,500
59,000	FirstEnergy Corp.	2,601,900
130,000	GenOn Energy Inc., Escrow†(a)	0
53,000	Great Plains Energy Inc.	1,179,780
192,000	Halliburton Co.	6,468,480
180,000	Kinder Morgan Inc.	6,393,600
280,000	National Fuel Gas Co.	15,131,200
32,000	NextEra Energy Inc.	2,250,560
72,000	Northeast Utilities	2,752,560
12,000	Occidental Petroleum Corp.	1,032,720
60,000	Oceaneering International Inc.	3,315,000
30,000	Patterson-UTI Energy Inc.	475,200
19,000	Petroleo Brasileiro SA, ADR	435,860
96,000	Phillips 66	4,451,520
235,000	Rowan Companies plc, Cl. A†	7,935,950
48,000	Royal Dutch Shell plc, Cl. A, ADR	3,331,680
129,100	SJW Corp.	3,273,976
199,000	Southwest Gas Corp.	8,795,800
220,000	Spectra Energy Corp.	6,459,200
75,000	Talisman Energy Inc.	999,000
105,000	The AES Corp.†	1,151,850
43,000	Transocean Ltd.†	1,930,270
417,000	Weatherford International Ltd.†	5,287,560

		212,143,301

	Entertainment — 4.3%
8,010	Chestnut Hill Ventures†(a)	521,970
219,500	Discovery Communications Inc., Cl. A†	13,088,785
217,300	Discovery Communications Inc., Cl. C†	12,177,492
28,000	DreamWorks Animation SKG Inc., Cl. A†	538,440
119,000	Electronic Arts Inc.†	1,510,110
770,000	Grupo Televisa SAB, ADR	18,102,700

Shares		Market Value

1,000	Nintendo Co. Ltd.	$126,730
479,000	The Madison Square Garden Co., Cl. A†	19,289,330
390,001	Time Warner Inc.	17,678,746
491,000	Viacom Inc., Cl. A	26,710,400
25,000	Viacom Inc., Cl. B	1,339,750
542,000	Vivendi SA	10,569,341

		121,653,794

	Environmental Services — 1.2%
27,000	Progressive Waste Solutions Ltd.	555,390
625,000	Republic Services Inc.	17,193,750
21,000	Waste Connections Inc.	635,250
435,000	Waste Management Inc.	13,954,800

		32,339,190

	Equipment and Supplies — 7.0%
1,305,000	AMETEK Inc.	46,262,250
6,000	Amphenol Corp., Cl. A	353,280
96,000	CIRCOR International Inc.	3,624,000
130,000	Crown Holdings Inc.†	4,777,500
180,000	CTS Corp.	1,812,600
8,000	Danaher Corp.	441,200
778,000	Donaldson Co. Inc.	27,004,380
231,000	Flowserve Corp.	29,507,940
206,000	Gerber Scientific Inc., Escrow†(a)	2,060
32,000	Graco Inc.	1,608,960
230,000	GrafTech International Ltd.†	2,067,700
750,000	IDEX Corp.	31,327,500
151,000	Interpump Group SpA	1,120,596
379,000	Lufkin Industries Inc.	20,397,780
70,000	Met-Pro Corp.	626,500
6,000	Mueller Industries Inc.	272,820
79,000	Sealed Air Corp.	1,221,340
2,000	SL Industries Inc.†	28,400
70,000	Tenaris SA, ADR	2,853,900
100,000	The Manitowoc Co. Inc.	1,334,000
17,000	The Toro Co.	676,260
98,000	The Weir Group plc	2,797,876
29,000	Valmont Industries Inc.	3,813,500
313,000	Watts Water Technologies Inc., Cl. A	11,840,790

		195,773,132

	Financial Services — 7.2%
15,000	Alleghany Corp.†	5,174,100
84,000	AllianceBernstein Holding LP	1,294,440
665,000	American Express Co.	37,811,900
7,000	Ameriprise Financial Inc.	396,830
30,000	Argo Group International Holdings Ltd.	971,700
62,000	Artio Global Investors Inc.	184,760
52,000	Bank of America Corp.	459,160
208	Berkshire Hathaway Inc., Cl. A†	27,601,600
75,000	BKF Capital Group Inc.†	79,875
20,000	Calamos Asset Management Inc., Cl. A	232,800

See accompanying notes to schedule of investments.

The Gabelli Asset Fund

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Financial Services (Continued)
65,000	Citigroup Inc.	$2,126,800
1,000	Credit Acceptance Corp.†	85,510
40,000	Deutsche Bank AG	1,586,000
135,000	First Niagara Financial Group Inc.	1,092,150
90,000	Fortress Investment Group LLC, Cl. A	397,800
135,000	GAM Holding AG	1,758,373
163,000	H&R Block Inc.	2,824,790
20,000	HSBC Holdings plc, ADR	929,200
53,000	Interactive Brokers Group Inc., Cl. A	743,060
565,000	Janus Capital Group Inc.	5,333,600
262,000	JPMorgan Chase & Co.	10,605,760
16,000	Kemper Corp.	491,360
65,300	Kinnevik Investment AB, Cl. A	1,383,778
103,000	Kinnevik Investment AB, Cl. B	2,138,777
80,000	KKR & Co. LP	1,208,800
290,000	Legg Mason Inc.	7,157,200
75,000	Leucadia National Corp.	1,706,250
76,000	Loews Corp.	3,135,760
50,000	M&T Bank Corp.	4,758,000
147,000	Marsh & McLennan Companies Inc.	4,987,710
101,000	Northern Trust Corp.	4,687,915
153,000	PNC Financial Services Group Inc.	9,654,300
30,000	Popular Inc.†	522,900
21,000	Royal Bank of Canada	1,205,610
143,000	State Street Corp.	6,000,280
20,000	SunTrust Banks Inc.	565,400
50,000	T. Rowe Price Group Inc.	3,165,000
630,000	The Bank of New York Mellon Corp.	14,250,600
48,000	The Blackstone Group LP	685,440
17,600	The Goldman Sachs Group Inc.	2,000,768
7,300	Value Line Inc.	71,248
170,000	Waddell & Reed Financial Inc., Cl. A	5,570,900
656,000	Wells Fargo & Co.	22,651,680
40,000	WR Berkley Corp.	1,499,600

		201,189,484

	Food and Beverage — 14.0%
359,000	Beam Inc.	20,656,860
505,000	Brown-Forman Corp., Cl. A	31,567,550
127,500	Brown-Forman Corp., Cl. B	8,319,375
80,000	Campbell Soup Co.	2,785,600
400,000	China Mengniu Dairy Co. Ltd.	1,196,794
26,000	Coca-Cola Enterprises Inc.	813,020
16,500	Coca-Cola Hellenic Bottling Co. SA, ADR	306,900
200,000	Constellation Brands Inc., Cl. A†	6,470,000
2,500	Core-Mark Holding Co. Inc.	120,275
293,000	Danone SA	18,039,053
750,000	Davide Campari - Milano SpA	5,898,378
740,000	DE Master Blenders 1753 NV†	8,915,033
85,000	Dean Foods Co.†	1,389,750
329,500	Diageo plc, ADR	37,144,535

Shares		Market Value

48,000	Diamond Foods Inc.	$903,360
210,000	Dr Pepper Snapple Group Inc.	9,351,300
75,000	Farmer Brothers Co.†	713,250
297,500	Flowers Foods Inc.	6,003,550
50,000	Fomento Economico Mexicano SAB de CV, ADR	4,599,000
590,000	General Mills Inc.	23,511,500
63,000	Green Mountain Coffee Roasters Inc.†	1,496,250
2,850,000	Grupo Bimbo SAB de CV, Cl. A	7,114,068
10,000	Heineken Holding NV	485,685
115,000	Heineken NV	6,855,548
20,000	Heineken NV, ADR	594,800
240,000	Hillshire Brands Co.	6,427,200
180,000	Ingredion Inc.	9,928,800
205,000	ITO EN Ltd.	4,095,272
15,000	John Bean Technologies Corp.	244,950
45,000	Kellogg Co.	2,324,700
82,000	Kerry Group plc, Cl. A	4,160,695
500,000	Kikkoman Corp.	6,836,238
395,771	Kraft Foods Inc., Cl. A	16,365,131
21,000	LVMH Moet Hennessy Louis Vuitton SA	3,157,367
15,000	MEIJI Holdings Co. Ltd.	744,810
245,000	Morinaga Milk Industry Co. Ltd.	835,085
113,000	Nestlé SA	7,124,827
200,000	NISSIN FOODS HOLDINGS CO. LTD.	7,842,132
200,000	Parmalat SpA	426,894
28,000	Peet’s Coffee & Tea Inc.†	2,053,520
267,000	PepsiCo Inc.	18,895,591
73,500	Pernod-Ricard SA	8,246,530
95,000	Post Holdings Inc.†	2,855,700
240,000	Ralcorp Holdings Inc.†	17,520,000
86,000	Remy Cointreau SA	9,891,028
10,000	SABMiller plc	439,227
15,000	Smart Balance Inc.†	181,200
83,000	Snyders-Lance Inc.	2,075,000
641,000	The Coca-Cola Co.	24,313,130
18,000	The Hain Celestial Group Inc.†	1,134,000
20,000	The J.M. Smucker Co.	1,726,600
600,000	Tingyi (Cayman Islands) Holding Corp.	1,806,798
169,744	Tootsie Roll Industries Inc.	4,579,693
130,000	Tyson Foods Inc., Cl. A	2,082,600
360,000	Yakult Honsha Co. Ltd.	17,068,170

		390,634,322

	Health Care — 4.1%
15,000	Alere Inc.†	292,350
50,000	Allergan Inc.	4,579,000
41,000	Amgen Inc.	3,457,120
81,000	AngioDynamics Inc.†	988,200
10,000	ArthroCare Corp.†	324,000
72,000	Baxter International Inc.	4,338,720
63,000	Becton, Dickinson and Co.	4,949,280

See accompanying notes to schedule of investments.

The Gabelli Asset Fund

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Health Care (Continued)
45,800	Biogen Idec Inc.†	$6,834,734
11,500	Bio-Rad Laboratories Inc., Cl. A†	1,227,280
190,000	Boston Scientific Corp.†	1,090,600
210,000	Bristol-Myers Squibb Co.	7,087,500
17,500	Cepheid Inc.†	603,925
70,000	Chemed Corp.	4,850,300
31,000	CONMED Corp.	883,500
48,000	Covidien plc	2,852,160
10,000	DENTSPLY International Inc.	381,400
55,000	Eli Lilly & Co.	2,607,550
12,000	Endo Health Solutions Inc.†	380,640
44,000	Exactech Inc.†	784,520
12,000	Express Scripts Holding Co.†	752,040
38,000	Henry Schein Inc.†	3,012,260
5,000	Hospira Inc.†	164,100
145,000	Johnson & Johnson	9,991,950
22,000	Laboratory Corp. of America Holdings†	2,034,340
63,000	Life Technologies Corp.†	3,079,440
57,500	Mead Johnson Nutrition Co.	4,213,600
150,000	Merck & Co. Inc.	6,765,000
9,000	Nobel Biocare Holding AG	90,239
40,000	Owens & Minor Inc.	1,195,200
120,000	Pain Therapeutics Inc.†	606,000
85,000	Patterson Companies Inc.	2,910,400
180,000	Pfizer Inc.	4,473,000
44,000	Quidel Corp.†	832,920
400	Regeneron Pharmaceuticals Inc.†	61,064
50,000	Roche Holding AG, ADR	2,349,500
95,000	Smith & Nephew plc	1,048,533
2,000	Stryker Corp.	111,320
760,000	Tenet Healthcare Corp.†	4,765,200
55,000	UnitedHealth Group Inc.	3,047,550
94,000	Watson Pharmaceuticals Inc.†	8,005,040
32,000	William Demant Holding A/S†	2,868,224
100,000	Wright Medical Group Inc.†	2,211,000
5,000	Young Innovations Inc.	195,500
14,000	Zimmer Holdings Inc.	946,680

		114,242,879

	Home Furnishings — 0.0%
7,000	Bed Bath & Beyond Inc.†	441,000
11,000	Blyth Inc.	285,890

		726,890

	Hotels and Gaming — 1.7%
16,000	Accor SA	533,655
25,000	Churchill Downs Inc.	1,568,000
15,000	Gaylord Entertainment Co.†	592,950
600,000	Genting Singapore plc	669,817
10,000	Home Inns & Hotels Management Inc., ADR†	248,000
50,000	Hyatt Hotels Corp., Cl. A†	2,007,500

Shares		Market Value

129,000	International Game Technology	$1,688,610
56,000	Interval Leisure Group Inc.	1,060,080
2,600,000	Ladbrokes plc	7,254,996
106,000	Las Vegas Sands Corp.	4,915,220
4,200,000	Mandarin Oriental International Ltd.	6,069,000
500,000	MGM Resorts International†	5,375,000
55,000	Orient-Express Hotels Ltd., Cl. A†	489,500
100,000	Pinnacle Entertainment Inc.†	1,225,000
98,000	Starwood Hotels & Resorts Worldwide Inc.	5,680,080
2,000,000	The Hongkong & Shanghai Hotels Ltd.	2,367,795
130,000	Universal Entertainment Corp.	2,636,981
10,000	Wyndham Worldwide Corp.	524,800
15,000	Wynn Resorts Ltd.	1,731,600

		46,638,584

	Machinery — 3.8%
129,500	Caterpillar Inc.	11,142,180
400,000	CNH Global NV†	15,508,000
712,000	Deere & Co.	58,732,880
26,000	Mueller Water Products Inc., Cl. A	127,400
745,000	Xylem Inc.	18,736,750
50,000	Zebra Technologies Corp., Cl. A†	1,877,000

		106,124,210

	Manufactured Housing and Recreational Vehicles — 0.1%
32,000	Cavco Industries Inc.†	1,468,480
32,000	Nobility Homes Inc.†	176,800
73,000	Skyline Corp.	394,930

		2,040,210

	Metals and Mining — 2.4%
60,000	Agnico-Eagle Mines Ltd.	3,112,800
250,000	Alcoa Inc.	2,212,500
342,000	Barrick Gold Corp.	14,281,920
18,000	Cameco Corp.	350,100
220,000	Freeport-McMoRan Copper & Gold Inc.	8,707,600
1,000	Joy Global Inc.	56,060
50,000	Kinross Gold Corp.	510,500
52,000	New Hope Corp. Ltd.	242,728
643,000	Newmont Mining Corp.	36,014,430
58,000	Peabody Energy Corp.	1,292,820
125,000	Turquoise Hill Resources Ltd.†	1,060,000

		67,841,458

	Publishing — 2.8%
30,000	Belo Corp., Cl. A	234,900
230,000	Il Sole 24 Ore SpA†	179,258
424,000	Media General Inc., Cl. A†	2,196,320
70,000	Meredith Corp.	2,450,000
2,440,000	News Corp., Cl. A	59,853,200
95,000	News Corp., Cl. B	2,356,000
15,000	Nielsen Holdings NV†	449,700
118,000	The E.W. Scripps Co., Cl. A†	1,256,700

See accompanying notes to schedule of investments.

The Gabelli Asset Fund

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

Shares		Market Value

	COMMON STOCKS (Continued)
	Publishing (Continued)
167,000	The McGraw-Hill Companies Inc.	$9,116,530
25,000	The New York Times Co., Cl. A†	244,000

		78,336,608

	Real Estate — 0.3%
11,000	Brookfield Asset Management Inc., Cl. A	379,610
104,000	Griffin Land & Nurseries Inc.	3,507,920
250,000	The St. Joe Co.†	4,875,000

		8,762,530

	Real Estate Investment Trusts — 0.2%
14,422	Host Hotels & Resorts Inc.	231,473
155,000	Weyerhaeuser Co.	4,051,700

		4,283,173

	Retail — 2.7%
110,000	Aaron’s Inc.†	3,059,100
145,000	AutoNation Inc.†	6,332,150
106,000	Barnes & Noble Inc.†	1,354,680
60,000	Coldwater Creek Inc.†	49,800
115,000	Costco Wholesale Corp.	11,514,375
396,000	CVS Caremark Corp.	19,174,320
115,000	HSN Inc.	5,640,750
56,000	Krispy Kreme Doughnuts Inc.†	444,080
2,650,000	Lianhua Supermarket Holdings Ltd., Cl. H	2,105,222
200,000	Macy’s Inc.	7,524,000
40,000	Safeway Inc.	643,600
58,000	The Cheesecake Factory Inc.	2,073,500
39,000	The Home Depot Inc.	2,354,430
70,000	The Kroger Co.	1,647,800
40,000	Walgreen Co.	1,457,600
44,000	Wal-Mart Stores Inc.	3,247,200
58,500	Whole Foods Market Inc.	5,697,900

		74,320,507

	Specialty Chemicals — 1.1%
42,000	Airgas Inc.	3,456,600
10,000	Ashland Inc.	716,000
75,184	Chemtura Corp.†	1,294,669
475,000	Ferro Corp.†	1,629,250
110,000	General Chemical Group Inc.†	1,100
76,000	H.B. Fuller Co.	2,331,680
112,700	International Flavors & Fragrances Inc.	6,714,666
40,000	Material Sciences Corp.†	365,600
2,000	NewMarket Corp.	492,960
450,748	OMNOVA Solutions Inc.†	3,412,162
8,500	Praxair Inc.	882,980
257,000	Sensient Technologies Corp.	9,447,320
2,500	SGL Carbon SE	100,202
65,000	Zep Inc.	982,800

		31,827,989

Shares		Market Value

	Telecommunications — 2.9%
90,000	AT&T Inc.	$3,393,000
40,000	CenturyLink Inc.	1,616,004
1,400,000	Cincinnati Bell Inc.†	7,980,000
370,000	Deutsche Telekom AG, ADR	4,562,100
23,000	France Telecom SA, ADR	281,060
45,000	Hellenic Telecommunications Organization SA†	168,277
25,000	Hellenic Telecommunications Organization SA, ADR†	45,500
9,000	Level 3 Communications Inc.†	206,730
71,000	Loral Space & Communications Inc.	5,048,100
171,000	NII Holdings Inc.†	1,342,350
195,015	Oi SA, ADR	783,960
225,000	Portugal Telecom SGPS SA	1,112,307
700,000	Sprint Nextel Corp.†	3,864,000
3,100,000	Telecom Italia SpA	3,107,250
180,000	Telecom Italia SpA, ADR	1,807,200
46,500	Telefonica Brasil SA, ADR	1,010,910
285,001	Telefonica SA, ADR	3,784,813
80,000	Telefonos de Mexico SAB de CV, Cl. L	63,954
1,126,175	Telephone & Data Systems Inc.	28,841,342
94,000	tw telecom inc.†	2,450,580
214,000	Verizon Communications Inc.	9,751,980
50,000	VimpelCom Ltd., ADR	595,000

		81,816,417

	Transportation — 0.5%
330,000	GATX Corp.	14,005,200
4,000	Kansas City Southern	303,120
46,000	Providence and Worcester Railroad Co.	629,740

		14,938,060

	Wireless Communications — 0.9%
130,000	America Movil SAB de CV, Cl. L, ADR	3,307,200
56,000	Millicom International Cellular SA, SDR	5,196,078
2,500	NTT DoCoMo Inc.	4,055,613
21,857	Tim Participacoes SA, ADR	420,092
190,000	United States Cellular Corp.†	7,434,700
122,000	Vodafone Group plc, ADR	3,476,390

		23,890,073

	TOTAL COMMON STOCKS	2,794,775,927

	RIGHTS — 0.0%
	Consumer Services — 0.0%
8,750	Liberty Ventures, expire 10/09/12†	118,475

	Health Care — 0.0%
20,000	American Medical Alert Corp.†(a)	200
51,850	Sanofi, CVR, expire 12/31/20†	87,108

		87,308

See accompanying notes to schedule of investments.

The Gabelli Asset Fund

Schedule of Investments (Continued) — September 30, 2012 (Unaudited)

Shares		Market Value

	RIGHTS (Continued)
	Telecommunications — 0.0%
59	Contax Participacoes SA, expire 10/02/12†(a)	$0

	TOTAL RIGHTS	205,783

	WARRANTS — 0.0%
	Automotive: Parts and Accessories — 0.0%
14,727	Federal-Mogul Corp., expire 12/27/14†	589

	Energy and Utilities — 0.0%
307,200	Kinder Morgan Inc., expire 05/25/17†	1,072,128

	Hotels and Gaming — 0.0%
200,000	Indian Hotels Co. Ltd., expire 06/16/14†(b)	254,000

	TOTAL WARRANTS	1,326,717

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 0.1%
$2,470,000	U.S. Treasury Bills,
	0.125%††,
	03/07/13 to 03/14/13	2,468,543

	TOTAL INVESTMENTS — 100.0% (Cost $1,361,868,406)	$2,798,776,970

Market Value

Aggregate tax cost	$1,380,628,111

Gross unrealized appreciation	$1,498,578,795
Gross unrealized depreciation	(80,429,936)

Net unrealized appreciation/depreciation	$1,418,148,859

(a)

Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2012, the market value of fair valued securities amounted to $524,234 or 0.02% of total investments.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the market value of Rule 144A securities amounted to $7,177,000 or 0.26% of total investments.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt

See accompanying notes to schedule of investments.

The Gabelli Asset Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli Asset Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$47,950,620	—	$ 4	$ 47,950,624
Consumer Products	142,286,605	$ 505	—	142,287,110
Energy and Utilities	212,143,301	—	0	212,143,301
Entertainment	121,131,824	—	521,970	121,653,794
Equipment and Supplies	195,771,072	—	2,060	195,773,132
Other Industries (a)	2,074,967,966	—	—	2,074,967,966
Total Common Stocks	2,794,251,388	505	524,034	2,794,775,927
Rights:
Health Care	87,108	—	200	87,308
Consumer Services	118,475	—	—	118,475
Telecommunications	—	—	0	0
Total Rights	205,583	—	200	205,783
Warrants:
Hotels and Gaming	—	254,000	—	254,000
Other Industries (a)	1,072,717	—	—	1,072,717
Total Warrants	1,072,717	254,000	—	1,326,717
U.S. Government Obligations	—	2,468,543	—	2,468,543
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,795,529,688	$2,723,048	$524,234	$2,798,776,970

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended September 30, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or

The Gabelli Asset Fund

Notes to Schedule of Investments (Unaudited) (Continued)

which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. At September 30, 2012, the Fund held no investments in equity contract for difference swap agreements.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Gabelli Asset Fund

Notes to Schedule of Investments (Unaudited) (Continued)

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. At September 30, 2012, the Fund held no investments in forward foreign exchange contracts.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of September 30, 2012, refer to the Schedule of Investments.

The Gabelli Asset Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli/GAMCO Funds and Your Personal Privacy.

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI/GAMCO FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.

(Multiclass)	Team Managed

Gabelli Dividend Growth Fund (formerly Gabelli Blue Chip Value Fund)

Seeks to invest at least 80% of its net assets in dividend paying stocks. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

TETON Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.

(Multiclass)	Team Managed

FOCUSED VALUE

Gabelli Focus Five Fund (formerly Gabelli Woodland Small Cap Value Fund)

Seeks to invest up to 50% of its net assets in the equity securities of five companies with the remaining net assets invested in ten to twenty other companies or in short-term high grade investments or cash and cash equivalents.

(Multiclass)	Team Managed

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass)          Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.

(Multiclass)	Portfolio Manager: Nicholas F. Galluccio

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.

(Multiclass)	Portfolio Manager: Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification.

(Multiclass)	Portfolio Manager: Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

MICRO-CAP

TETON Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)

Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly distributions and seeks a high level of total return with an emphasis on income. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)

Team Managed

TETON Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund

Seeks to invest principally in common stock and convertible securities of domestic and foreign companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)                               Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation.

(Multiclass)	Team Managed

Gabelli Gold Fund (formerly GAMCO Gold Fund)

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.

(Multiclass)	Portfolio Manager: Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.

(Multiclass)	Portfolio Manager: Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)

Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)

Portfolio Manager: Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (Multiclass)

Portfolio Managers: Charles L. Minter Martin Weiner, CFA

FIXED INCOME

TETON Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.

(Multiclass)	Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)

Co-Portfolio Managers: Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about these and other matters and should be read carefully before investing. Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580.

The Gabelli Asset Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Trustees

Mario J. Gabelli, CFA	Anthony R. Pustorino
Chairman and Chief	Certified Public Accountant,
Executive Officer,	Professor Emeritus,
GAMCO Investors, Inc.	Pace University

Anthony J. Colavita	Werner J. Roeder, MD
President,	Medical Director,
Anthony J. Colavita, P.C.	Lawrence Hospital

James P. Conn	Anthonie C. van Ekris
Former Chief Investment	Chairman,
Officer,	BALMAC International, Inc.
Financial Security Assurance
Holdings Ltd.

John D. Gabelli	Salvatore J. Zizza
Senior Vice President,	Chairman,
Gabelli & Company, Inc.	Zizza & Associates Corp.

Kuni Nakamura
President,
Advanced Polymer, Inc.

Officers

Bruce N. Alpert	Agnes Mullady
President, Secretary, and	Treasurer
Acting Chief Compliance
Officer

Custodian, Transfer Agent,

and Dividend Disbursing Agent

State Street Bank and Trust Company

Distributor

G.distributors, LLC

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB405Q312QR

The

Gabelli

Asset

Fund

Morningstar® rated The Gabelli Asset Fund Class AAA Shares 4 stars overall, 4 stars for the three and five year periods, and 5 stars for the ten year period ended September 30, 2012 among 1,524, 1,524, 1,328, and 832 Large Blend funds, respectively. MorningstarTM is based on risk-adjusted returns.

THIRD QUARTER REPORT

SEPTEMBER 30, 2012

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Asset Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/20/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/20/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	11/20/12

* Print the name and title of each signing officer under his or her signature.